Exhibit 10.49

Modified Lease Agreement

The Chairman of Korea Specialty Contractor Financial Cooperative (KSCFC) (from now on, “A”) and the President of GCT Research Co., Ltd. (from now on, “B”) make the below changes to the Modified Lease Agreement executed on December 31, 2010:

BELOW

1.	Changes (Unit: ~~W~~/Mo. Lease Payment not including the monthly maintenance fee and VAT)

	Category	Original information	Modification	Remarks
	Object of the lease	KSCFC Bldg., 10 & 11th floors, 5,229.47m2	KSCFC Bldg., 10 & 11th floors, 5,229.47m2
/seal/	Article 3 Lease Period	1/1/2011 ~ 12/31/2011	1/1/2012 ~ 12/31/2012	-
	Article 5 (Lease Security Deposit)	388,837,200 (74,355/m2)	388,837,200 (74,355/ m2)	Change -
	Article 6 (Monthly Lease payment)	41,250,000 (7,888/ m2)	43,310,400 (8,282/ m2)	Change 2,060,400
	Article 7 (Monthly maintenance fee)	40,742, 800 (7,791/ m2)	41,966,400 (8,025/ m2)	Change 1,223,600
	Lease / maintenance fee payment date	Last day of the month (the following day if it falls on a holiday)	Last day of the month (the following day if it falls on a holiday)
	Free parking spaces	46	46
	Special clause	Shall be based on the [modified] lease criteria (security deposit for the lease, lease payments and maintenance fee) should it be modified in 2013.

/seal/	2. Modified agreement effective as of: 1/1/2012

3.      When “A” or “B” desires to cancel the agreement prematurely, a written notification shall be given to the other party at least 3 months in prior concerning the intent to cancel, and in such a case, there shall be no damages Payment resulting from early termination. However, if the Lessee had prepaid a month’s lease payment (The Sublet tenant and the Lessee of the entire premise shall apply 12% per annum interest rate prorated for a month on the security deposit for the lease) in advance for [possible] damages, then even during such a period, the agreement can be terminated immediately.

In order to reaffirm this agreement, 2 sets of the Modified Lease Agreement were prepared and signed by both “A” and “B” and each party shall keep a set.

December 31, 2011

Lessor:	Address:	395-70, Shindaebang-dong, Dongjak-gu, Seoul
	Business Name:	Korea Specialty Contractor Financial Cooperative
	Representative:	Jong Sang Lee (seal) /seal/

Lessee:	Address:	11th. Fl. KSCFC Bldg. 395-70, Shindaebang-dong, Dongjak-gu, Seoul
	Business Name:	GCT Research Co., Ltd.
	Representative:	Kyung Ho Lee, President (seal) /seal/

Modified Lease Agreement

The Chairman of Korea Specialty Contractor Financial Cooperative (KSCFC) (from now on, “A”) and the President of GCT Research Co., Ltd. (from now on, “B”) make the below changes to the Modified Lease Agreement executed on December 31, 2010:

BELOW

1.	Changes (Unit: (~~W~~)/Mo. Lease Payment not including the monthly maintenance fee and VAT)

	Category	Original information	Modification	Remarks

/seal/	Object of the lease	KSCFC Bldg., 10th floor, 739.13m2	KSCFC Bldg., 10th floor, 739.13m2

	Article 3 Lease Period	1/1/2011 ~ 12/31/2011	1/1/2012 ~ 12/31/2012	-

	Article 5 (Lease Security Deposit)	54,958,000 (74,355/m2)	54,958,000 (74,355/ m2)	Change -

	Article 6 (Monthly Lease payment)	5,830,200 (7,888/ m2)	6,121,400 (8,282/ m2)	Change 291,200

	Article 7 (Monthly maintenance fee)	5,758,500 (7,791/ m2)	5,931,500 (8,025/ m2)	Change 173,000

	Lease / maintenance fee payment date	Last day of the month (the following day if it falls on a holiday)	Last day of the month (the following day if it falls on a holiday)

	Free parking spaces	6	6

/seal/	Special clause	Shall be based on the [modified] lease criteria (security deposit for the lease, lease payments and maintenance fee) should it be modified in 2013.

2.	Modified agreement effective as of: 1/1/2012

3.	When “A” or “B” desires to cancel the agreement prematurely, a written notification shall be given to the other party at least 3 months in prior concerning the intent to cancel, and in such a case, there shall be no damages Payment resulting from early termination. However, if the Lessee had prepaid a month’s lease payment (The Sublet tenant and the Lessee of the entire premise shall apply 12% per annum interest rate prorated for a month on the security deposit for the lease) in advance for [possible] damages, then even during such a period, the agreement can be terminated immediately. /seal/

In order to reaffirm this agreement, 2 sets of the Modified Lease Agreement were prepared and signed by both “A” and “B” and each party shall keep a set.

December 31, 2011

Lessor:	Address:	395-70, Shindaebang-dong, Dongjak-gu, Seoul
	Business Name:	Korea Specialty Contractor Financial Cooperative
	Representative:	Jong Sang Lee (seal) /seal/

Lessee:	Address:	11th. Fl. KSCFC Bldg.
395-70, Shindaebang-dong, Dongjak-gu, Seoul
	Business Name:	GCT Research Co., Ltd.
	Representative:	Kyung Ho Lee, President (seal) /seal/